UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2005

SEROLOGICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26126	58-2142225
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employee Identification No.)

5655 Spalding Drive, Norcross, GA		30092
(Address of Principal Executive Offices)		(Zip Code)

(678) 728-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr. Wade Fetzer, III, a member of the Registrant’s Board of Directors, serving in Class 2, advised the Registrant on December 12, 2005, that he intends to retire from the Board of Directors at the conclusion of his current term of office, which expires on the day of the Registrant’s 2006 Annual Meeting of Stockholders.  Accordingly, Mr. Fetzer will not stand for reelection to the Board of Directors at the Registrant’s 2006 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEROLOGICALS CORPORATION

By:	/s/ PHILIP A. THEODORE
Name:	Philip A. Theodore
Title:	Vice President, General Counsel

Date: December 15, 2005